UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

GEE GROUP INC.
(Exact name of registrant as specified in its charter)

Illinois	1-05707	36-6097429
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7751 Belfort Parkway, Suite 150, Jacksonville, Florida	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 954-0400

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JOB	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 15, 2023, GEE Group Inc. (the “Company”) (NYSE American: JOB), announced that the Company has entered into a Rule 10b5-1 Stock Trading Plan (the “Plan”) to facilitate the repurchase of the Company’s currently outstanding shares of common stock, no par value (the “Common Stock”) in tandem with its recently authorized $20.0 million share repurchase program (the “Repurchase Program”).

Rule 10b5-1 allows a company to repurchase its shares at times when it otherwise might be prevented from doing so under the insider trading laws or because of self-imposed blackout periods, provided, among other considerations, that repurchases are made pursuant to a plan adopted when the company is not aware of material nonpublic information or is not otherwise prohibited from acquiring its own shares. Share repurchases under the Plan may be made in the open market at prevailing market prices from time to time subject to the parameters set forth in the Plan and as market conditions warrant. All repurchases will be implemented in accordance with the applicable requirements of Rules 10b5-1 and 10b-18 under the U.S. Securities Exchange Act of 1934, as amended (the “1934 Act”). An independent U.S. broker-dealer is acting as the Company’s agent to purchase its shares on pre-arranged terms pursuant to the Plan and in coordination with the Company’s existing Repurchase Program.

Under the Repurchase Program previously authorized by the Company’s board of directors and announced on April 27, 2023, the Company may repurchase up to an aggregate of $20.0 million of its shares of Common Stock in the open market until December 31, 2023. The Company intends to continue to finance the repurchases using its available cash. There can be no assurances as to the exact number, or aggregate value, of shares that will be repurchased by the Company. Subject to the rules and regulations of the 1934 Act, and other applicable laws, the Plan and or Repurchase Program may be suspended or discontinued at any time in Company’s sole discretion.

A copy of the press release in connection with the Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
99.1	Press Release dated August 15, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GEE GROUP INC.

Date: August 15, 2023	By:	/s/ Kim Thorpe
Kim Thorpe
Chief Financial Officer

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